                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      January 5, 1998
                                                 _________________________


                           Commercial Credit Company
_______________________________________________________________________________
                (Exact name of registrant as specified in its charter)


   Delaware                 1-6594                   52-0883351
_______________          ___________              __________________
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)             Identification No.)
incorporation)

              300 Saint Paul Place, Baltimore, Maryland          21202
______________________________________________________________________________
               (Address of principal executive offices)          (Zip Code)


                                    (410) 332-3000
______________________________________________________________________________
                 (Registrant's telephone number, including area code)

                              COMMERCIAL CREDIT COMPANY
                              Current Report on Form 8-K

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          Exhibits:

          Exhibit No.    Description

             1.01 Terms Agreement, dated January 5, 1998, between the Company and Salomon Brothers Inc, Bear, Stearns & Co. Inc., Chase Securities Inc., Donaldson, Lufkin & Jenrette Securities Corporation, PaineWebber Incorporated, ABN AMRO Chicago Corporation and BancAmerica Robertson Stephens, as Underwriters, relating to the offer and sale of the Company's 6 1/4% Notes due January 1, 2008.


             4.01        Form of Note for the Company's 6 1/4% Notes due
                         January 1, 2008.

                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 1998       COMMERCIAL CREDIT COMPANY



                                   By   /s/ Robert Matza
                                        ----------------------
                                        Robert Matza
                                        Vice President and
                                        Treasurer






                                          3